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                                                       SUBSCRIPTION DOCUMENT C

                          AMERICAN CRYSTAL SUGAR COMPANY

                        INDICATION OF INTEREST IN PURCHASING
                          SHARES OF POOL 3 PREFERRED STOCK

     The applicant hereby represents and agrees that (i) the undersigned is eligible for membership in American Crystal Sugar Company (the "Company") as of the date hereof or is a member of the Company as of the date hereof,
(ii) if not a member, desires to become a member of the Company through the purchase of one share of the Company's common stock at a price of $10.00 per share; (iii) desires to subscribe for the purchase of _____ shares (maximum of fifty (50) shares) of the Company's preferred stock, at a price of $1,500.00 per preferred share, with such purchases to be part of Pool 3 of the Company's public offering of common stock and preferred stock, all as described in the Company's ________, 1997 prospectus and any supplements; and
(iv) the undersigned understands that such share of common stock and the shares of preferred stock will be available only if this response is randomly drawn in a drawing to be held by the Company and that, within twenty (20) days of the date of the notice indicating that the undersigned is entitled to purchase the shares, the undersigned must pay (i) if not already a member of the Company, the ten dollar ($10) purchase price of the share of common stock required as a condition of membership, and (ii) payment in full for the purchase price of each share of preferred stock to be purchased.

INSTRUCTIONS: if the shareholders are co-owners or joint owners, each should sign. If the shareholder is a corporation, an officer should sign and give his or her title. If the shareholder is a general partnership, a limited partnership, a partner, a general partner or an authorized member, respectively, should sign and give his title and certify that he is entitled to sign on behalf of the entity.

Name: __________________________
Address:________________________   ___________________________________________
________________________________   (Signature)
________________________________

                                   Dated:_______________________________, 1997
Telephone:______________________
Factory district:_______________


THIS INDICATION OF INTEREST MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN NOVEMBER 21, 1997 AT 5:00 P.M. PAYMENT FOR THE SHARES LISTED ABOVE IS NOT REQUIRED AT THIS TIME BUT WILL BE REQUIRED WITHIN TWENTY (20) DAYS OF NOTICE THAT THE REQUESTED SHARES ARE AVAILABLE FOR PURCHASE UPON THE TERMS DESCRIBED ABOVE. IF THE APPLICANT IS NOT CURRENTLY A MEMBER OF THE COMPANY, THIS INDICATION OF INTEREST MUST BE ACCOMPANIED BY SUBSCRIPTION DOCUMENT D.